UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	January 7, 2009 (December 31, 2008)
Bob Evans Farms, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-1667	31-4421866

(State or other jurisdiction	(Commission	( IRS Employer
of incorporation)	File Number)	Identification No.)

3776 South High Street, Columbus, Ohio	43207

(Address of principal executive offices)	(Zip Code)
(614) 491-2225

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
     On December 31, 2008, Bob Evans Farms, Inc. (the “Company”) completed an internal reorganization of its corporate structure. In the reorganization, no assets of the Company or any of its subsidiaries were disposed of and no additional assets were acquired. The reorganization was conducted solely to simplify the Company’s corporate structure. The relevant transactions are described below.
     BEF Holding Co., Inc., a Delaware subsidiary of the Company (“BEF Holding”), and BEF REIT, Inc., an Ohio subsidiary of the Company (“BEF REIT”) were each merged into Bob Evans Farms, Inc., an Ohio subsidiary of the Company (“BEF Ohio”). In connection with these mergers, BEF Ohio assumed all of the obligations and liabilities of BEF REIT and BEF Holding under the Company’s current $135 million unsecured demand line of credit with National City Bank. In connection with the BEF Holding merger, BEF Ohio also assumed all of the obligations and liabilities of BEF Holding under the Company’s $30 million unsecured line of credit with JPMorgan Chase Bank, N.A. BEF Ohio also entered into assumption agreements under which it assumed the obligations of BEF Holding under $133 million in outstanding fixed-rate unsecured senior notes issued by BEF Holding in 2004 and $70 million in outstanding fixed-rate unsecured senior notes issued by BEF Holding in 2008.
     The assumption of the foregoing obligations by BEF Ohio did not affect in any way the Company’s obligations under guarantees and related documents underlying the lines of credit and notes.
     Also in the reorganization, Bob Evans Restaurants, Inc., an Ohio subsidiary of the Company, and BEF RE Holding Co., Inc., a Delaware subsidiary of the Company, were also each merged into BEF Ohio, and Bob Evans Restaurants of Michigan, Inc., a Delaware subsidiary, was converted from a corporation into a limited liability company.

Item 9.01.	Financial Statements and Exhibits

(a) — (c).	Not applicable.

(d).	Exhibits:

Exhibit No.	Description

10.1	Assumption Agreement dated as of December 31, 2008 by Bob Evans Farms, Inc., an Ohio corporation, under which it assumed the obligations of BEF Holding Co., Inc. under that certain Note Purchase Agreement dated July 28, 2008

10.2	Assumption Agreement dated as of December 31, 2008 by Bob Evans Farms, Inc., an Ohio corporation, under which it assumed the obligations of BEF Holding Co., Inc. under that certain Note Purchase Agreement dated July 28, 2004, as amended January 15, 2005

10.3	Consent and Assumption Agreement dated as of December 31, 2008, between Bob Evans Farms, Inc., an Ohio corporation, and JPMorgan Chase Bank, N.A.

21	Subsidiaries of Bob Evans Farms, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOB EVANS FARMS, INC.
Dated: January 7, 2009	By:	/s/ Mary L. Garceau
Mary L. Garceau
Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated January 7, 2009

Exhibit No.	Description

10.1	Assumption Agreement dated as of December 31, 2008 by Bob Evans Farms, Inc., an Ohio corporation, under which it assumed the obligations of BEF Holding Co., Inc. under that certain Note Purchase Agreement dated July 28, 2008

10.2	Assumption Agreement dated as of December 31, 2008 by Bob Evans Farms, Inc., an Ohio corporation, under which it assumed the obligations of BEF Holding Co., Inc. under that certain Note Purchase Agreement dated July 28, 2004, as amended January 15, 2005

10.3	Consent and Assumption Agreement dated as of December 31, 2008, between Bob Evans Farms, Inc., an Ohio corporation, and JPMorgan Chase Bank, N.A.

21	Subsidiaries of Bob Evans Farms, Inc.

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